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                    GENERAL AMERICAN LIFE INSURANCE COMPANY
                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                         AMERICAN VISION SERIES VUL 2002

                      SUPPLEMENT DATED JUNE 2, 2008 TO THE
                         PROSPECTUS DATED APRIL 28, 2008


This supplement updates certain information in the prospectus for the American Vision Series VUL 2002 flexible premium variable life insurance policy.

The following paragraph replaces the corresponding paragraph under DISTRIBUTION OF THE POLICIES in the prospectus:

We and/or Distributor may also make bonus payments to selling firms in the following amounts: up to 30% of Target Premium and 1.0% of premiums paid in excess of Target Premium in Policy year 1; and 1.0% of all premiums paid thereafter.